SUPPLEMENT TO THE
FIDELITY CAPITAL & INCOME FUND AND FIDELITY HIGH INCOME FUND JUNE 24, 1999 PROSPECTUS

       SHAREHOLDER MEETING.    On or about May 17, 2000, a meeting of
the shareholders of Fidelity Capital & Income Fund will be held to approve various proposals. Shareholders of record on March 20, 2000 are entitled to vote at the meeting.

   For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-6666 to request a free copy of the proxy statement.

The following information replaces similar information found in the "Fund Management" section on page 24.

(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East) serves as a sub-adviser for each fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.

The following information supplements similar information found in the "Fund Management" section on page 24.

(small solid bullet) Fidelity Investments Japan Ltd. (FIJ), in Tokyo, Japan, serves as a sub-adviser for each fund. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. Currently, FIJ provides investment research and advice on issuers based outside the United States for each fund.

The following information replaces similar information found in the "Fund Management" section on page 25.

FMR pays FMR U.K. and FMR Far East for providing sub-advisory services. FMR Far East pays FIJ for providing sub-advisory services.